LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 28, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2019 OF

ENTRUST GLOBAL – ALTERNATIVE CORE FUND

1.

The Board of Trustees of Legg Mason Partners Equity Trust on behalf of EnTrust Global – Alternative Core Fund (the “Fund”) has approved a proposal to terminate and liquidate the Fund. The Fund is expected to cease operations on or about September 6, 2019 (the “Liquidation Date”). Before that date, the assets of the Fund will be liquidated at the discretion of Fund management and the Fund will cease to pursue its investment objective.

Existing shareholders of the Fund who invest through a systematic investment plan or payroll deduction or those investing through a Retirement Plan or retirement platform (as described under “Retirement and Institutional Investors — eligible investors — Retirement Plans” in the Fund’s Prospectus) will be permitted to purchase shares of the Fund for a limited period of time while they select an investment alternative. The Fund otherwise will be closed to purchases and incoming exchanges for Fund shares as of the close of market on the date of this supplement, except for the reinvestment of dividends and distributions, if any. The Fund will close to all investments two days prior to the Liquidation Date.

Shareholders who elect to redeem their shares prior to the Liquidation Date will be redeemed in the ordinary course at the applicable net asset value per share. Effective immediately, any deferred sales charges applicable to Fund redemptions will be waived. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the Fund’s Prospectus at any time before the Liquidation Date. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of an initial sales charge. Fund shareholders may consider options that are suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

Shareholders who remain in the Fund until the Liquidation Date will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

The liquidation of the Fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of shares prior to the Liquidation Date will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the Fund) in advance of its regular distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to capital gain or loss depending on the shareholder’s tax basis.

Shareholders who purchased their shares directly from the Fund and hold their shares through an individual retirement account (IRA) will receive another communication from the Fund prior to the liquidation regarding their investment.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the Fund, please contact Legg Mason Shareholder Services at 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. ET. Caution: if you cash the check or deposit it in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the liquidation of the Fund and of any associated distributions.

2a.	The section titled “Management — Portfolio managers” in the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Portfolio manager: Christopher Zuehlsdorff, CFA. Mr. Zuehlsdorff (Senior Managing Director and Co-Head of Global Investments of EPOLP) has been the portfolio manager for the fund since 2009.

2b.	The section titled “More on fund management — Portfolio managers” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Christopher Zuehlsdorff is Senior Managing Director and Co-Head of Global Investments of EPOLP and is on the Global Investment Committee. Mr. Zuehlsdorff is responsible for liquid alternative strategies and certain global macro client mandates. Previously, Mr. Zuehlsdorff was Senior Vice President, Deputy Chief Investment Officer and a lead Portfolio Manager of The Permal Group. Mr. Zuehlsdorff joined Permal in 2003 as a Senior Financial Analyst, responsible for discovering and screening both potential and existing investment managers. Prior to that time, Mr. Zuehlsdorff was an IT consultant at Computer Sciences Corporation. Mr. Zuehlsdorff holds an M.B.A. in Finance and Accounting from Carnegie Mellon University (2003). He also holds a B.A. in Economics and Mathematics from Saint Olaf College (1998). He is a CFA® Charterholder.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

2c.

All information related to Michael Golino in the sections of the Fund’s Statement of Additional Information titled “INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION — Portfolio Managers — Other Accounts Managed by the Portfolio Managers and Portfolio Managers Securities Ownership” is deleted in its entirety.

Please retain this supplement for future reference.

PRML533910

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